UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934

February 17, 2006
Date of Report (Date of earliest event reported)

GREEN MOUNTAIN POWER CORPORATION
(Exact name of registrant as specified in its charter)

VERMONT
(State of other jurisdiction of incorporation)

1-8291	03-0127430
(Commission File Number)	(IRS Employer Identification Number)

163 ACORN LANE
COLCHESTER, VT 05446
(Address and zip code of principal executive offices)

(802) 864-5731
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁬ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁬ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁬ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁬ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 17, 2006, the Green Mountain Power Corporation issued a press release regarding its earnings for the year ended December 31, 2005. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description
99.1	Press release announcing earnings for the year ended December 31, 2005, furnished pursuant to Item 2.02.

EXHIBIT INDEX

Exhibit	Description
99.1	Press release announcing earnings for the year ended December 31, 2005, furnished pursuant to Item 2.02.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN POWER CORPORATION (Registrant)
Date: March 1, 2006	By: /s/ Robert J. Griffin
Name: Robert J. Griffin Title: Vice President, Chief Financial Officer and Treasurer and Principal Accounting Officer